EARNINGS CALL 3rd Quarter 2024 October 18, 2024 Q2 20241

2 This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends, including our statements on the slide entitled "Management Outlook." The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company's subsequent Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission; adverse developments in the financial services industry generally such as the bank failures in 2023 and any related impact on depositor behavior; risks related to the sufficiency of liquidity; the potential adverse effects of unusual and infrequently occurring events and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the impact on financial markets from geopolitical conflicts such as the wars in Ukraine and the Middle East; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press release as of and for the quarter ended September 30, 2024. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-Looking Statements

3rd Quarter 2024 | Financial Highlights

Earnings & Profitability		Q3 2024		Q2 2024		Q3 2023
Earnings per Share	$	1.80	$	1.75	$	1.97
Net Income		199.8		193.6		216.6
Net Revenue		823.1		771.8		716.2
Pre-Provision Net Revenue[1]		285.7		285.0		290.0
Net Interest Margin		3.61%		3.63%		3.67%
Efficiency Ratio, Adjusted for Deposit Costs[1]		52.7		51.5		50.0
ROAA		0.96		0.99		1.24
ROTCE[1]		13.8		14.3		17.3
Balance Sheet & Capital						
Total Loans	$	53,346	$	52,430	$	49,447
Total Deposits		68,040		66,244		54,287
CET1 Ratio		11.2%		11.0%		10.6%
TCE Ratio[1]		7.2		6.7		6.8
Tangible Book Value per Share[1]	$	51.98	$	48.79	$	43.66
Asset Quality						
Provision for Credit losses	$	33.6	$	37.1	$	12.1
Net Loan Charge-Offs		26.6		22.8		8.0
Net Loan Charge-Offs/Avg. Loans		0.20%		0.18%		0.07%
Total Loan ACL/Funded HFI Loans[2]		0.74		0.74		0.74
NPAs[3]/Total Assets		0.45		0.51		0.35

Dollars in millions, except EPS

Q3 2024 Highlights

Net Income
$199.8 million

EPS
$1.80

PPNR[1]
Q3: $285.7 million

ROTCE[1]
13.8%

Deposit Growth
Q3: $1.8 billion
25.3% Y-o-Y

Capital
CET1 Ratio: 11.2%
TCE Ratio[1]: 7.2%

Tangible Book Value PER SHARE[1]
$51.98
19.1% Y-o-Y

NPAs[3] / Total Assets
0.45%

Western Alliance Bancorporation®

1) Refer to slide 2 for further discussion of non-GAAP financial measures.
2) Ratio includes an allowance for credit losses of $11.8 million as of September 30, 2024 related to a pool of loans covered under 3 separate credit linked notes.
3) Nonperforming assets includes nonaccrual loans and repossessed assets.

3

Quarterly Income Statement

		Q3-24		Q2-24		Q3-23
Interest Income	$	1,200.0	$	1,147.5	$	1,026.6
Interest Expense		(503.1)		(490.9)		(439.6)
Net Interest Income	**$**	**696.9** [1]	**$**	**656.6**	**$**	**587.0**
Mortgage Banking Revenue		58.6		84.9		79.2
Service Charges and Loan Fees		30.1		17.8		29.7
Gains on Securities Sales and FV Adj., Net		12.9		3.0		17.9
Other		24.6		9.5		2.4
Non-Interest Income	**$**	**126.2** [2]	**$**	**115.2**	**$**	**129.2**
Net Revenue	**$**	**823.1**	**$**	**771.8**	**$**	**716.2**
Deposit Costs		(208.0)		(173.7)		(127.8)
Salaries and Employee Benefits		(157.8)		(153.0)		(137.2)
Insurance		(35.4)		(33.8)		(33.1)
Other		(136.2)		(126.3)		(128.1)
Non-Interest Expense	**$**	**(537.4)**	**$**	**(486.8)**	**$**	**(426.2)**
Pre-Provision Net Revenue[1]	**$**	**285.7**	**$**	**285.0**	**$**	**290.0**
Provision for Credit Losses		(33.6) [3]		(37.1)		(12.1)
Pre-Tax Income	**$**	**252.1**	**$**	**247.9**	**$**	**277.9**
Income Tax		(52.3)		(54.3)		(61.3)
Net Income	**$**	**199.8**	**$**	**193.6**	**$**	**216.6**
Dividends on preferred stock		(3.2)		(3.2)		(3.2)
Net income available to common stockholders	**$**	**196.6**	**$**	**190.4**	**$**	**213.4**
Diluted Shares		**109.5**		**109.1**		**108.5**
Earnings Per Share	**$**	**1.80**	**$**	**1.75**	**$**	**1.97**

Dollars in millions, except EPS

Q3 2024 Highlights

1. **Net Interest Income increased $40.3 million** primarily from higher average earning asset balances

2. **Non-Interest Income increased $11.0 million** primarily driven by the following:
   - An increase in Service Charges & Loan Fees, partially offset by a decrease in Mortgage Banking revenue
   - **Net Loan Servicing Revenue impacted by negative MSR fair value mark**, net of hedging, of $15.4 million due to accelerated prepayment speeds

   Mortgage Banking Metrics
   - $13.4 billion mortgage loan production in Q3 (83% purchase / 17% refinance), up 21% compared to Q2 and up 10% to Q3-23
   - $13.6 billion interest rate lock commitment volume in Q3, up 12% compared to Q2 and up 16% to Q3-23
   - Gain on Sale margin[2] of 20 bps in Q3, compared to 26 bps in Q2 and 38 bps in Q3-23
   - $63.8 billion in servicing portfolio UPB

3. **Provision for Credit Losses of $33.6 million** due to net charge-offs of $26.6 million and loan growth

1) Refer to slide 2 for further discussion of non-GAAP financial measures.
2) Gain on Sale margin represents spread as of the interest rate lock commitment date.

Western Alliance Bancorporation®
4

Consolidated Balance Sheet

		Q3-24			Q2-24		Q3-23
Securities and Cash	$	18,974	1	$	21,345	$	14,701
Loans, HFS		2,327			2,007		1,766
Loans, HFI		53,346	2		52,430		49,447
Allowance for Loan Losses		(357)			(352)		(327)
Mortgage Servicing Rights		1,011			1,145		1,233
Goodwill and Intangibles		661			664		672
Other Assets		4,118			3,342		3,399
Total Assets	**$**	**80,080**		**$**	**80,581**	**$**	**70,891**
Deposits	$	68,040	3	$	66,244	$	54,287
Borrowings		2,995	4		5,587		8,745
Qualifying Debt		898			897		890
Other Liabilities		1,470			1,519		1,223
Total Liabilities	**$**	**73,403**		**$**	**74,247**	**$**	**65,145**
Stockholders' Equity		6,677	5		6,334		5,746
Total Liabilities and Equity	**$**	**80,080**		**$**	**80,581**	**$**	**70,891**
Tangible Book Value Per Share[1]	**$**	**51.98**	6	**$**	**48.79**	**$**	**43.66**

Dollars in millions, except per share data

Q3 2024 Highlights

1. **Securities and Cash decreased $2.4 billion, or 11.1%, to $19.0 billion** and increased $4.3 billion, or 29.1%, over prior year
2. **Loans, HFI increased $916 million, or 1.7%,** and increased $3.9 billion, or 7.9%, over prior year
3. **Deposits increased $1.8 billion, or 2.7%, to $68.0 billion** and increased $13.8 billion, or 25.3%, over prior year
4. **Borrowings decreased $2.6 billion** primarily related to repayment of short-term borrowings at quarter-end
5. **Stockholders' Equity increased $343 million** as a function of net income and recovery of AOCI, partially offset by dividends
6. **Tangible Book Value/Share[1] increased $3.19, or 6.5%,** and increased $8.32, or 19.1%, over prior year

1) Refer to slide 2 for further discussion of non-GAAP financial measures.

Western Alliance Bancorporation®

5

6 $3.9 Billion Year-over-Year Growth $18.3 $19.1 $19.7 $21.7 $22.6 $1.8 $1.8 $1.9 $1.9 $1.8$9.8 $9.7 $9.6 $9.6 $9.8 $4.7 $4.9 $4.8 $4.7 $4.7 $14.8 $14.8 $14.7 $14.5 $14.4 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 30.0% 3.6% 19.8% 37.1% 9.5% 27.1% 3.4% 18.4% 42.3% 8.8% Residential & Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial $49.4 +$1.6 $50.3 +$0.9 $50.7 +$0.4 $52.4 +$1.7 $53.3 +$0.9 Dollars in billions, unless otherwise indicated Total Loans, HFI Qtr Change Loan Composition Q3 2024 Highlights Quarter-over-quarter loan increase of $916 million driven by (in millions): C&I $861 CRE, Non-OO 154 Construction & Land 15 Offset by decreases in: CRE, OO (69) Residential & Consumer (45) Total $916 Year-over-year loan increase of $3.9 billion driven by (in millions): C&I $4,207 Construction & Land 58 CRE, OO 46 Offset by decreases in: Residential & Consumer (403) CRE, Non-OO (9) Total $3,899 27.6% 3.6% 18.4% 41.4% 9.0% 4.31% 6.23% 7.83% 7.15% 9.26% Q3-24 Avg. Yields1 Total Yield 6.65% 1) Average yields on loans have been adjusted to a tax equivalent basis. Diversified loan growth from Regional Banking and Mortgage Warehouse

7 Q3 2024 Highlights $18.0 $14.5 $18.4 $21.5 $25.0 $12.8 $15.9 $16.9 $17.3 $13.8 $14.7 $14.8 $16.2 $17.1 $19.6$8.8 $10.1 $10.7 $10.3 $9.6 Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 23.7% 16.2% 33.1% 27.0% 20.3% 14.2% 36.7% 28.8% $13.8 Billion Year-over-Year Growth CDs Savings and MMA Interest Bearing DDA Non-Interest Bearing $55.3 +$1.0 $54.3 +$3.2 $66.2 +$4.0 $68.0 +$1.8 Quarter-over-quarter deposit growth of $1.8 billion as follows (in millions): Non-Interest Bearing $3,443 Savings and MMA 2,488 Offset by decreases in: Interest-Bearing DDA (3,421) CDs (714) Total $1,796 $62.2 +$6.9 Total Deposits Qtr Change Deposit Composition Q3-24 Avg. Costs Total Cost 2.42% Dollars in billions, unless otherwise indicated 5.09% 3.05% N/A 3.66% 26.0% 15.7% 32.5% 25.8% Deposit Composition (By Business Line) • 37% of total deposits are non-interest bearing • Approximately 30% have no ECRs 25% 28% 7% 13% 6% 2% 8% 11%Regions Mortgage Warehouse Tech & Innovation HOA Juris Banking Bus. Escrow Svcs and Corp. Trust Consumer Digital Other Continued market share gains in Mortgage Warehouse and Consumer Digital

Net Interest Drivers


Securities Portfolio and Yield
Spot Rate 4.86%
4.91% 4.99% 4.66% 4.87% 4.89%
$11.2 $12.7 $16.1 $17.3 $16.4
Q3-23 Q4-23 Q1-24 Q2-24 Q3-24
Total Investments


Loans and HFI Yield
Spot Rate 6.46%
6.73% 6.65% 6.77% 6.79% 6.65%
$1.8 $1.4 $1.8 $2.0 $2.3
$49.4 $50.3 $50.7 $52.4 $53.3
Q3-23 Q4-23 Q1-24 Q2-24 Q3-24
HFI Loans
HFS Loans


Interest Bearing Deposits and Cost
Spot Rate 3.53%
3.49% 3.56% 3.67% 3.73% 3.76%
$36.3 $40.8 $43.8 $44.7 $43.1
Q3-23 Q4-23 Q1-24 Q2-24 Q3-24
Interest Bearing Deposits


Deposits, Borrowings, and Cost of Liability Funding
Spot Rate 2.42%
2.80% 2.82% 2.82% 2.79% 2.67%
$9.6 $8.1 $7.1 $6.5 $3.9
$18.0 $14.5 $18.4 $21.5 $25.0
$36.3 $40.8 $43.8 $44.7 $43.1
Q3-23 Q4-23 Q1-24 Q2-24 Q3-24
Interest Bearing Deposits
Non-Interest Bearing Deposits
Total Borrowings

Dollars in billions, unless otherwise indicated

Q3 2024 Highlights

- **Securities Portfolio yields increased 2 bps,** primarily due to mix shift
- **Loan yields decreased 14 bps** due to the impact of a lower rate environment on variable rate loans
- **Cost of interest-bearing deposits increased 3 bps, while total cost of funds decreased 12 bps to 2.67%** due to an increase in non-interest bearing deposits
  - Interest-bearing deposit spot rate is 23 bps below Q3 average rate, demonstrating an improving funding cost
- **Enhanced liquidity profile**
  - Unencumbered HQLAs and cash represent 64% of Securities & Cash, compared to 53% in Q2
  - Total Securities and Cash were 24% of Total Assets, which was comparable to Q2

Western Alliance Bancorporation®
8

9 Net Interest Income and Net Interest Margin $587.0 $591.7 $598.9 $656.6 $696.9 3.67% 3.65% 3.60% 3.63% 3.61% Net Interest Margin Net Interest Income Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 $64.5 $65.3 $68.0 $73.9 $77.8 $48.1 $49.6 $49.7 $50.8 $52.8 $3.1 $1.8 $2.4 $2.9 $4.3$10.4 $11.3 $12.9 $16.2 $16.5$2.9 $2.6 $3.0 $4.0 $4.2 6.37% 6.37% 6.29% 6.30% 6.19% Loans Loans HFS Securities Cash & Other Average Yield Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Average Earning Assets & Average Yield Dollars in millions Dollars in billions Net Interest Income Q3 2024 Highlights 4% 16% 5% 5% 22% 4% 5% 21% 6% 75% 69% 68% • Net Interest Income increased $40.3 million, or 6.1%, primarily due to a higher average earning asset balance • NIM decreased 2 bps, driven by lower loan yields and stable cost of liability funding • Yield on Average Earning Assets decreased 11 bps to 6.19% due to lower loan yields and mix shift into lower-yielding Loans, HFS • Average Earning Assets grew $3.9 billion, or 5.3%, primarily deployed into HFI and HFS loans

Interest Rate Sensitivity

NII Sensitivity - Ramp Scenario, 12 Mo. Balance Sheet[1]



2.0%
(1.8)%
Down 100
Up 100

Earnings-at-Risk - Ramp Scenario, 12 Mo. Balance Sheet[1]



1.5%
(0.4)%
Down 100
Up 100

Q3 2024 Highlights

- Simulation assesses impact from a ramp scenario in market interest rates based on a dynamic balance sheet
- WAL estimates a -100 bps ramp scenario to reduce NII by (1.8%)
- **EaR is liability sensitive** with a -100 bps ramp scenario estimated to **improve earnings[2] by 1.5%**
    - The reduction in asset sensitivity from NII to EaR is driven by the estimated **decrease in ECR-related deposit costs and increase in AmeriHome mortgage income**
- **Of total earning assets, 51% are variable** with 35% repricing to SOFR and 9% repricing to Prime
- **Variable liabilities represent 82% of total earning assets** and are primarily modeled to changes in Fed Funds
    - Non-Maturity Deposit rates, including ECRs, are estimated to have a 65% beta

1) Projected using a simulation model that calculates the difference between a baseline forecast using forward yield curves, compared to forecasted results from gradual, parallel increases in rates upward or downward of 100 basis points over a 12-month period. Results include a lagged effect from rate changes.
2) Earnings defined as pre-tax net interest income adjusted for rate-sensitive non-interest income and expense accounts.

Western Alliance Bancorporation®
10

11 • Adjusted efficiency ratio1 (excluding deposit costs) increased 120 bps to 52.7%, driven primarily by an increase in deposit costs • Efficiency ratio1 increased 220 bps to 64.5% and 570 bps from the same period last year • Deposit Costs increased $34.3 million to $208.0 million from higher average ECR-related deposit balances • Total ECR-related deposit balances of $26.1 billion in Q3-24 • Average ECR-related deposits of $27.8 billion in Q3-24 compared to $24.7 billion in Q2-24 and $17.1 billion in Q3-23 $426.2 $461.9 $481.8 $486.8 $537.4 58.8% 66.8% 65.2% 62.3% 64.5% 50.0% 59.1% 57.3% 51.5% 52.7% Non-Interest Expenses Efficiency Ratio Adj. Efficiency Ratio Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Dollars in millions $127.8 $131.0 $137.0 $173.7 $208.0 $137.2 $134.6 $154.9 $153.0 $157.8 $128.1 $87.7 $131.0 $126.3 $136.2 $33.1 $108.6 $58.9 $33.8 $35.4 Insurance Other Operating Expenses Salaries & Employee Benefits Deposit Costs Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Non-Interest Expenses and Efficiency Q3 2024 Highlights Non-Interest Expenses and Efficiency Ratio1 1) Refer to slide 2 for further discussion of non-GAAP financial measures. Breakdown of Non-Interest Expenses FDIC Special Assessment: Q4-23 $66.3 Q1-24 $17.6 Q2-24 ($6.0) Q3-24 ($2.2) FDIC Special Assessment

12 0.90% 0.95% 1.01% 0.93% 1.05% 0.35% 0.40% 0.53% 0.51% 0.45% Classified Assets / Total Assets NPLs + OREO / Total Assets Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 $639 $673 $781 $748 $838 $8 $8 $8 $8 $8 $237 $273 $399 $401 $349 $394 $392 $374 $339 $481 OREO Non-Performing Loans Classified Accruing Assets Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Dollars in millions Asset Quality RatiosSpecial Mention Loans • Criticized Assets increased $60 million quarterly to $1.34 billion and increased $33 million over prior year • Special Mention Loans decreased $30 million to $502 million (94 bps to Funded Loans) • Total Classified Assets increased $90 million to $838 million (105 bps to Total Assets) • Non-Performing Assets (Non-Performing Loans + OREO) decreased $52 million to $357 million (45 bps to Total Assets) • Over the last 10+ years, only ~1% of Special Mention loans have migrated to loss Classified Assets $668 $641 $394 $532 $502 1.35% 1.27% 0.78% 1.01% 0.94% Special Mention Loans SM / Funded Loans Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q3 2024 Highlights Classified Assets Mix 31% 9% 7% 3% CRE Investor C&I Resi Construction CRE OO 8% Other 34% Office Asset Quality 8% Hotel

Credit Losses and ACL Ratios

Allowance for Credit Losses



$11
$38
$327
$9
$32
$337
$10
$33
$340
$10
$36
$352
$10
$38
$357
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
Loan Losses
HTM and AFS Securities
Unfunded Loan Commits.[1]

Gross Loan Charge-offs and Recoveries



Gross Charge-Offs
Recoveries
$8.5
$9.3
$10.2
$22.9
$27.8
$(0.5)
$(0.8)
$(0.4)
$(0.1)
$(1.2)
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24

Loan ACL Adequacy Ratios[2,3]



154%
135%
94%
97%
113%
0.74%
0.73%
0.74%
0.74%
0.74%
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
Total Loan ACL / Funded Loans
Total Loan ACL / Non-Performing Loans

Dollars in millions

Q3 2024 Highlights

- **Provision Expense of $33.6 million,** primarily reflective of net charge-offs and loan growth
- **Net Loan Charge-Offs of $26.6 million, 20 bps,** compared to $22.8 million, 18 bps, in Q2
- Total Loan ACL / Funded Loans[3] flat at 0.74%
  - **Total Loan ACL / Funded Loans[3] less loans covered by Credit Linked Notes (CLN) is 0.88%**
- **19% of loan portfolio is credit protected,** consisting of government guaranteed, CLN protected[4], and cash secured assets

1) Included as a component of other liabilities on the balance sheet.
2) Total Loan ACL includes allowance for unfunded commitments.
3) Ratio includes an allowance for credit losses of $11.8 million as of September 30, 2024 related to a pool of loans covered under 3 separate credit linked notes.
4) As of September 30, 2024, CLNs cover a substantial portion of Residential ($8.8 billion) loans outstanding.

Western Alliance Bancorporation®

13

Key Reserve Level Ratios

Reserve levels enhanced by credit protection and low loss loan categories

Adjusted Total Loan ACL / Funded Loans: Q3-24


0.74%
0.88%
0.14%
0.90%
0.02%
1.04%
0.03% EBOs[3]
0.11% Resi
1.31%
0.27%
Total Loan ACL / Funded Loans 1,2
1
Loans Covered by CLNs
2
EFR Loans
3
Residential Loans
4
Mortgage Warehouse Loans
5

Q3 2024 Highlights

- WAL remains appropriately reserved
- **Total Loan ACL / Funded Loans of 0.74%**
  - CLNs offer credit protection from first losses on covered reference pools in historically low loss loan categories
  - Total Loan ACL / Funded Loans less loans covered by CLNs is 0.88%
  - Total Loan ACL / Funded Loans less loans covered by CLNs and select no-to-low-loss loan categories (EFR, Residential, and Mortgage Warehouse) is 1.31%
    - **>6x historical maximum annual loss rate[4]**
- **Reserves are a multiple of average losses times portfolio duration**
  - Estimated weighted average duration of the loan portfolio is <4 years
  - Adj. total ACL covers >16x historical average annual loss rate[4] x duration

1) Total Loan ACL includes allowance for unfunded commitments.
2) Ratio includes an allowance for credit losses of $11.8 million as of September 30, 2024 related to a pool of loans covered under 3 separate credit linked notes.
3) Early Buyout Loans are government guaranteed.
4) Loss rates are based on the period from Q1-14 to Q3-24.

Western Alliance Bancorporation®
14

15 Regulatory Capital Levels • Continue to exceed “well-capitalized” levels with CET1 of 11.2% Tangible Common Equity / Tangible Assets1 • TCE / TA increased 50 bps to 7.2% due to AOCI recovery Capital Accretion • CET1 increase quarter-over-quarter reflects continued organic capital generation 10.6% 10.8% 11.0% 11.0% 11.2% 6.8% 7.3% 6.8% 6.7% 7.2% CET1 Ratio TCE/TA Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 1) Refer to slide 2 for further discussion of non-GAAP financial measures 13.5% 13.7% 14.0% 13.9% 14.1% 11.3% 11.5% 11.7% 11.7% 11.9% 8.5% 8.6% 8.5% 8.0% 7.8% Leverage Ratio Tier 1 Ratio Total RBC Ratio Q3-23 Q4-23 Q1-24 Q2-24 Q3-24 Q3 2024 Highlights Common Capital Levels Capital Accumulation Regulatory Capital Levels 1

16 559% 642% 55% 106% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 MRQ 0x 1x 2x 3x 4x 5x 6x 7x Tangible Book Value per Share1 • TBVPS increased $3.19 to $51.98 from organic earnings • Increased 6.5% quarter-over-quarter, non- annualized • Increased 19.1% year-over-year • 19.2% CAGR since year end 2013 • TBVPS has increased more than 10x that of peers • Quarterly common stock cash dividend of $0.37 per share 1) Refer to slide 2 for further discussion of non-GAAP financial measures. 2) MRQ is Q3-24 for WAL and Q2-24 for peers. Note: Peers consist of the 20 major exchange-traded US banks with total assets between $50 and $250 billion as of June 30, 2024. S&P Global Market Intelligence. Q3 2024 Highlights Tangible Book Value Growth Long-Term Growth in TBV per Share1 WAL Peer Median with Dividends Added Back Peer Median WAL with Dividends Added Back 2

17 • Remains in-line with expectations Management Outlook Balance Sheet Growth Capital (CET1) Net Interest Income Non-interest Income (Ex.) 1 Non-interest Expense (Ex.) 2 Net Charge-Offs Effective Tax Rate Baseline FY2024 Outlook Q4 2024 QoQ Outlook Loans (HFI): $50.3 bn Deposits: $55.3 bn (YE 2023) L (HFI): +$4.5 bn D: +$11.0 bn L (HFI): +$1.25 bn D: $(2.0) bn 10.8% (YE 2023) >11.0% >11.0% $2.37 bn (Q4 2023 Ann.) Up 10% - 11% Down ~3% $397 mm (FY 2023) Up 27% - 29% Up 8% - 12% $1.74 bn (Q4 2023 Ann.) Up 14% - 16% Down 5% - 9% 6 bps (FY 2023) 15 bps - 20 bps Stable to Q3 2024 23% (FY 2023) 20% - 22% 20% - 22% 1) Baseline Non-Interest Income excludes $116 million of FV adjustments. 2) Q4 2023 Annualized excludes: Gain on Debt Extinguishment of $39.3 million and FDIC Special Assessment of $66.3 million. Commentary • Incremental capital build above 11.0% as loan growth continues • ECR deposit cost reductions will outpace expected QoQ NII decline in Q4-24 • Expect ~25% QoQ reduction in ECR- related deposit costs in Q4-24 • Growing commercial banking fees • Firming Mortgage Banking income • Q4 seasonal decline in property tax & insurance escrows for Mortgage Warehouse clients

Questions & Answers

Appendix

20 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 WAL Peer 6 Peer 7 Peer 8 Peer 9 Peer 1 0 Peer 1 1 Peer 1 2 Peer 1 3 Peer 1 4 Peer 1 5 Peer 1 6 Peer 1 7 Peer 1 8 Peer 1 9 Peer 2 0 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% Source: S&P Global Market Intelligence. Peers consist of the 20 major exchange-traded US banks with total assets between $50 and $250 billion as of June 30, 2024. 1) As of Q2-24 for peers and Q3-24 for WAL. 10.0%: Median 11.1%: 75th pctl 9.2%: 25th pctl Adjusted CET1 (incl. of AOCI Unrealized Securities Marks & Loan Loss Reserves)1 Fortified Adjusted Capital CET1 capital adjusted for AOCI securities marks & reserves remains solidly above peer median levels Q3 11.1% AL Q2 10.6%

21 Commercial Real Estate Investor Statistics CRE Investor Portfolio (At Origination or Most Recent Appraisal) Note: LTV data assumes all loans are fully funded; based on most recent appraisals or appraisals at origination and utilizing, in most cases, “as stabilized” values for income producing properties. Underwriting Criteria and Mitigating Factors Distribution by LTV • Low LTV & LTC (50% to low 60%) range underwriting in areas minimizes tail risk • Simple capital structure - no junior liens or mezzanine debt permitted within our structures • Majority of CRE Investor (bulk of total CRE) is located in our core footprint states • Early elevation, proactive and comprehensive review of CRE portfolio and re-margin discussions with sponsors where sweep/re-margin provisions have been triggered 20% 27% 24% 16% 7% 7% <=40% 41-50% 51-60% 61-70% 71-80% >80% 41% 25% 8% 6% 5% 5% 2% 1% 2% 1% 4% 49% 64% 57% 44% 43% 35% 31% 42% 61% 45% 57% Outstanding LTV Hotel Offi ce Retail Multif amily Industr ial Tim e Share Data Center Senior C are Medical Mini-S torage Other Low uncovered risk with re-margin provisions • Only $575 million of Multi-Family, concentrated in western regional markets • No exposure to NYC area Multi-Family Limited Multi-Family Exposure $9.8 billion; 18% of Total Loans

Commercial Real Estate Investor: Office

$2.4 Billion; 24% of Total CRE Investor; 5% of Total Loans

Distribution by LTV (At Origination or Most Recent Appraisal)



8%
14%
37%
28%
6%
7%
<=40%
41-50%
51-60%
61-70%
71-80%
>80%

Key MSA Exposures



11%
2%
87%
Suburban
Midtown
CBD

Underwriting Criteria and Mitigating Factors

- Primarily **shorter-term bridge loans for repositioning or redevelopment projects**
- **Strong sponsorship** from institutional equity and large regional and national developers
  - All direct relationships generated by WAL
  - Significant up-front cash equity required from sponsors
- **Conservative loan-to-cost underwriting**
  - Average LTV < 55%; Average LTC ~62%
  - No junior debt / mezzanine
- **Largely suburban exposure** in "Work From Home" MSAs
  - 2% in CBD, 10% in Midtown and **87% in Suburban MSAs**
- **Focused on B+ properties** accompanied by attractive amenities or those in core locations with appropriate business plans to reposition
  - Class A: 62%, Class B: 35%, Class C: 3%
  - 93% of Class B & C exposures have LTVs < 70%
- **Limited near-term maturity risk**
  - 7% to mature in 2024, 41% to mature in 2025 and 52% to mature in 2026+

Western Alliance Bancorporation®

Note: LTV data assumes all loans are fully funded; based on most recent appraisals or, in most cases, appraisals at origination and utilizing "as stabilized" values for income producing properties.

22